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Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated March 9, 2012
to
Prospectus dated May 12, 2011

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 30 of the Prospectus before you decide to invest in our common shares.

 Increase in Public Offering Price

        On February 29, 2012, we increased our public offering price from $10.00 per share to $10.05 per share. This increase in the public offering price was effective as of our March 1, 2012 semi-monthly closing and first applied to subscriptions received from February 16, 2012 through February 29, 2012. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deduction of selling commissions and dealer manager fees, as required by the 1940 Act.

Status of Our Ongoing Public Offering

        Since commencing our initial public offering and through March 7, 2012, we have sold 10,873,033 common shares for gross proceeds of approximately $107.0 million. As of March 7, 2012, we had raised total gross proceeds of approximately $127.2 million, including proceeds of approximately $20.0 million from common shares sold pursuant to a private placement to certain members of our board of trustees and individuals and entities affiliated with FS Advisor and GSO.

        The following table summarizes the sales of our common shares beginning with our semi-monthly closing on January 17, 2012 through and including our semi-monthly closing on March 1, 2012:

Date of Semi-Monthly Closing	Shares Sold	Average Price Per Share	Gross Proceeds
January 17, 2012	702,217	$9.92	$6,964,602
February 1, 2012(1)	1,154,340	9.86	11,377,251
February 16, 2012	1,178,558	9.89	11,660,724
March 1, 2012(2)	1,326,018	9.86	13,072,315

	4,361,133	$9.88	$43,074,892

(1)
The number of shares sold and gross proceeds for our February 1, 2012 semi-monthly closing include 25,200 common shares purchased through our distribution reinvestment plan at an average price per share of $9.00, for gross proceeds of approximately $226,802.
(2)
The number of shares sold and gross proceeds for our March 1, 2012 semi-monthly closing include 33,415 common shares purchased through our distribution reinvestment plan at an average price per share of $9.04, for gross proceeds of approximately $302,235.

 Portfolio Update

        As of February 29, 2012, our investment portfolio consisted of interests in 24 portfolio companies with an average annual EBITDA of approximately $379.2 million. As of February 29, 2012, the investments in our portfolio were purchased at an average price of 98.5% of par value, the weighted average credit rating of the investments in our portfolio that are rated (constituting approximately 52.8% of our portfolio based on the amortized cost of our investments) was B3 based upon the Moody's scale and our estimated gross annual portfolio yield, prior to leverage, was 9.0% based upon the purchase price of our investments. We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of February 29, 2012:

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)	Amortized Cost (in thousands)
Senior Secured Loans—First Lien—20.5%
Dalbo Holdings, Inc., L+500, 2.0% LIBOR Floor, 8/27/12(b)	Service & Equipment	Aug-11	$1,796	$1,766
Dynegy Holdings Inc. (CoalCo), L+775, 1.5% LIBOR Floor, 8/5/16(b)	Power	Aug-11	1,571	1,543
Dynegy Holdings Inc. (GasCo), L+775, 1.5% LIBOR Floor, 8/5/16(b)	Power	Dec-11	4,414	4,393
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Midstream	Oct-11	2,360	2,370
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 5/6/16(b)	Service & Equipment	Dec-11	4,537	4,496
Hudson Products Holdings Inc., L+450, 3.0% LIBOR Floor, 8/25/15	Service & Equipment	Jul-11	1,684	1,610
Sheridan Production Co., LLC, L+450, 2.0% LIBOR Floor, 4/20/17(b)	Upstream	Sep-11	3,500	3,455
Total Safety U.S., Inc., L+625, 1.3% LIBOR Floor, 4/28/18(b)	Service & Equipment	Oct-11	3,000	2,885

Total Senior Secured Loans—First Lien				22,518

Senior Secured Loans—Second Lien—5.4%
Astoria Generating Company, L.P., L+375, 8/23/13(b)	Power	Aug-11	2,000	1,863
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/16/18(b)	Service & Equipment	Jul-11	2,500	2,570
Southern Pacific Resource Corp., L+850, 2.3% LIBOR Floor, 1/7/16(b)	Upstream	Jul-11	1,492	1,506

Total Senior Secured Loans—Second Lien				5,939

Senior Secured Bonds—3.5%
Hexion Specialty Chemicals, Inc., 8.9%, 2/1/18(b)	Service & Equipment	Sep-11	2,750	2,491
Homer City Funding LLC, 8.1%, 10/1/19(b)	Power	Jul-11	305	287
United Refining Co., 10.5%, 2/28/18(b)	Downstream	Jul-11	1,000	1,028

Total Senior Secured Bonds				3,806

Subordinated Debt—31.4%
Antero Resources Corp., 9.4%, 12/1/17(b)	Upstream	Jul-11	2,000	2,177
Aurora USA Oil & Gas, Inc., 9.9%, 2/15/17(b)	Upstream	Feb-12	4,000	3,942
Chaparral Energy Inc., 8.3%, 9/1/21(b)	Upstream	Nov-11	3,500	3,548
Chaparral Energy Inc., 8.9%, 2/1/17(b)	Upstream	Jul-11	1,750	1,803
Lone Pine Resources Canada Ltd., 10.4%, 2/15/17(b)	Upstream	Feb-12	5,000	4,929
NRG Energy, Inc., 8.3%, 9/1/20(b)	Power	Dec-11	4,750	4,672
Quicksilver Resources Inc., 7.1%, 4/1/16(b)	Upstream	Oct-11	2,250	2,136
Samson Investment Company, 9.8%, 2/15/20(b)	Upstream	Feb-12	10,000	10,000
SandRidge Energy, Inc., 7.5%, 3/15/21(b)	Upstream	Jul-11	1,250	1,309

Total Subordinated Debt				34,516

			Number of Shares
Equity/Other—39.2%(c)
Fortune Creek Co-Invest I L.P., L.P. Interest	Midstream	Dec-11	N/A	22,845
Plains Offshore Operations Inc., 6.0% Preferred Equity(b)	Upstream	Jan-12	20,000,000	19,527
Plains Offshore Operations Inc., Strike: $20.00, Warrants(b)	Upstream	Jan-12	405,378	689

Total Equity/Other				43,061

TOTAL INVESTMENTS—100.0%				$109,840

Total Return Swap	Notional Amount	Unrealized Appreciation
Citibank TRS Facility	$12,105	$388

(a)
Security may be an obligation of one or more entities affiliated with the named company.
(b)
Security or portion thereof held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch.
(c)
Certain listed investments may be treated as debt for GAAP or tax purposes.

        The tables below show portfolio investments that were sold or experienced a repayment in excess of 1% of the position's value between January 1, 2012 and February 29, 2012.

Security	Original Cost	Disposition Price	Transaction Type
Homer City Funding LLC, 8.1%, 10/1/19	$1,140,700	$1,085,800	Sale

Security	Weighted Average Purchase Price(1)	Weighted Average Disposition Price(1)	Paydown Amount	Transaction Type
Dalbo Holdings, Inc., L+500, 2.0% LIBOR Floor, 8/27/12	96.8%	100.0%	$109,988	Paydown
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	100.1%	100.0%	$86,119	Paydown
Samson Investment Company, L+650, 1.5% LIBOR Floor, 12/27/12	100.0%	100.0%	$20,000,000	Paydown

(1)
As a percentage of par value.

Description of Our Securities

        This supplement supplements and amends the section of the Prospectus entitled "Description of Our Securities—Shares—Common Shares" by replacing the first sentence of such section in its entirety with the following:

        Under the terms of our third amended and restated declaration of trust, or the declaration of trust, all our common shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

        This supplement supplements and amends the section of the Prospectus entitled "Description of Our Securities—Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses" by replacing the second sentence of the third paragraph of such section in its entirety with the following:

        Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

        This supplement supplements and amends the section of the Prospectus entitled "Description of Our Securities—Number of Trustees; Vacancies; Removal" by replacing the third sentence of the first paragraph of such section in its entirety with the following:

        Our bylaws provide that the number of trustees generally may not be less than three or more than twelve.

        This supplement supplements and amends the section of the Prospectus entitled "Description of Our Securities—Approval of Extraordinary Trust Action; Amendment of Declaration of Trust and Bylaws" by adding the following after the first sentence of the first paragraph of such section:

        In addition, our declaration of trust provides that shareholders are entitled to vote upon a proposed amendment to the declaration of trust if the amendment would alter or change the powers, preferences or special rights of our common shares so as to affect them adversely. Approval of any such amendment shall require at least a majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present.

        This supplement supplements and amends the section of the Prospectus entitled "Description of Our Securities—Approval of Extraordinary Trust Action; Amendment of Declaration of Trust and Bylaws" by replacing the third paragraph of such section in its entirety with the following:

        Our declaration of trust provides that a majority of our shareholders may amend the declaration of trust without concurrence by our board of trustees. In addition, our declaration of trust provides that a majority of our shareholders may, without the necessity of any concurrence by FS Advisor, direct that the board of trustees cause the Company to:

  •
  remove FS Advisor and elect a new investment adviser;

  •
  dissolve the Company;

  •
  approve or disapprove the sale of all or substantially all of our assets other than in the ordinary course of our business; or

  •
  cause the merger or other reorganization of the Company.

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  Filed pursuant to Rule 497 File No. 333-169679
FS ENERGY AND POWER FUND
Increase in Public Offering Price
Status of Our Ongoing Public Offering
Portfolio Update
Description of Our Securities